EXHIBIT 10.1

TWELFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Twelfth Amendment to Revolving Credit Agreement (“Amendment”) is made as of June 30, 2010 (“Effective Date”) among WCA WASTE CORPORATION, a Delaware corporation (“Borrower”) COMERICA BANK, a Texas banking association (“Comerica”), in its capacity as Administrative Agent or Agent under the Credit Agreement, as defined below (in such capacity, “Agent”), and in its capacity as Co-Lead Arranger, Joint Book Runner, and a Lender under the Credit Agreement, COMPASS BANK, in its capacity as Co-Lead Arranger, Documentation Agent, Joint Book Runner, and a Lender under the Credit Agreement, REGIONS BANK, in its capacity as Syndication Agent, and a Lender under the Credit Agreement, and the “Lenders” from time to time party thereto (the “Lenders”).

PRELIMINARY STATEMENT

The Borrower and Agent entered into a Revolving Credit Agreement dated July 5, 2006, as amended by Amendment to Revolving Credit Agreement dated as of July 28, 2006, Second Amendment to Revolving Credit Agreement dated as of September 25, 2006, Third Amendment to Revolving Credit Agreement dated as of November 20, 2006, Fourth Amendment to Revolving Credit Agreement dated as of January 24, 2007, Fifth Amendment to Revolving Credit Agreement dated as of March 13, 2007, Sixth Amendment to Revolving Credit Agreement dated as of July 27, 2007, Seventh Amendment to Revolving Credit Agreement dated as of December 27, 2007, Eighth Amendment to Revolving Credit Agreement dated as of October 22, 2008, Ninth Amendment to Revolving Credit Agreement dated as of February 19, 2009, Tenth Amendment to Credit Agreement dated as of December 31, 2009, and Eleventh Amendment to Credit Agreement dated as of February 17, 2010 (“Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the Agent to Borrower (“Indebtedness”).

Borrower, Agent and the Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

1. Defined Terms.  In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2. Amendments.

a. The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Revolving Credit Facility Fee” shall mean the fee payable to Agent for distribution to the Lenders in accordance with Section 2.05 hereof.

“Twelfth Amendment Effective Date” shall mean the effective date of the Twelfth Amendment to Revolving Credit Agreement among the Borrower, Agent and the Lenders, as determined pursuant to Paragraph 3a of such amendment.

b. The definition of “Aggregate Revolving Credit Commitments” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ ‘Aggregate Revolving Credit Commitments’ at any time equals the sum of the Revolving Credit Commitments of the Lenders, as the same may be reduced pursuant to Section 2.03(b) or Section 10.02(a) or increased pursuant to Section 2.04.  The Aggregate Revolving Credit Commitments on the Twelfth Amendment Effective Date shall be $200,000,000.”

c. The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

 “ ‘Applicable Margin’ means, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio on the most recent Determination Date:

BASIS FOR PRICING	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V
Leverage Ratio	< 3.00:1.0	>3.00:1.0 But <3.50:1.0	>3.50:1.0 But <4.00:1.0	>4.00:1.0 But <4.50:1.0	>4.50:1.0
REVOLVER
Facility Fee	37.50	37.50	37.50	62.50	87.50
LIBOR Margin	212.50	237.50	262.50	262.50	262.50
All-In-Spread	250.00	275.00	300.00	325.00	350.00
Letter of Credit Fees	212.50	237.50	262.50	262.50	262.50
Base Rate Margin	162.50	187.50	212.50	212.50	212.50

The Applicable Margin shall be established as of the date of the Administrative Agent’s receipt of  the information and computations set forth in the financial statements and Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01 (each, a "Determination Date").  Any change in the Applicable Margin following each Determination Date shall be determined based upon the information and computations set forth in the financial statements and Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01, subject to review and approval of such computations by the Administrative Agent.  Each change in the Applicable Margin shall be effective as of the Determination Date (including, without limitation, in respect of LIBOR Loans then outstanding notwithstanding that such change occurs during an Interest Period), and shall remain in effect until the next Determination Date for which a change in the Applicable Margin occurs; provided, however; if the Borrower shall fail to deliver any required financial statements or Compliance Certificate within the time period required by Section 8.01, the Applicable Margin shall be the highest percentage amount stated for each Type of Loan as set forth in the above table for the period beginning on the required delivery date of the financial statements and Compliance Certificate as provided in Section 8.01 and ending on the date that the appropriate financial statements and Compliance Certificate are so delivered.  Notwithstanding anything to the contrary in the Agreement, Level IV Applicable Margins shall be in effect under the Agreement from the date of the Twelfth Amendment Effective Date until the determination thereof based upon Borrower’s Compliance Certificate for the fiscal quarter ending June 30, 2010, unless (prior to such date), Borrower’s Total Leverage Ratio is greater than 4.50:1.00, in which case, Level V Applicable Margins shall be in effect under the Agreement.

d. The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Base Rate’ means, with respect to any Base Rate Loan, for any day, the higher of (a) the Federal Funds Rate for any such day plus 1.00%, (b) the Prime Rate for such day, or (c) the Floating LIBOR Rate for such day plus 1.00%.  Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.”

e. The definition of “Expansion Expenditure” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ ‘Expansion Expenditure’ means an expenditure made in connection with or in furtherance of building a new transfer station, starting a new hauling company, opening an inactive landfill, new municipal contracts that require additional equipment or other property, or the acquisition of a Person engaged in a similar line of business as the Borrower and its Subsidiaries, or other growth and productivity capital expenditures included within the Borrower's business plan so long as (a)  no Default exists or would exist after giving effect to such expenditure (including without limitation, no Default would exist under Sections 9.12 through and including 9.16 after giving effect to such expenditure), (b) the Administrative Agent receives and satisfactorily reviews the due diligence package related to such expenditure, and (c) if (i) any such Expansion Expenditure exceeds $30,000,000 and (ii) is funded by Borrower requesting a Revolving Credit Loan in connection therewith, same is approved by the Required Lenders; and "Expansion Expenditures" shall mean all such expenditures; provided that Borrower shall be required to deliver to the Administrative Agent a due diligence package related to such expenditure if such expenditure is either funded by cash or by Borrower requesting a Revolving Loan in connection therewith.”

f. The definition of “LC Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ ‘LC Commitment’ at any time means $30,000,000.”

g. The definition of “Senior Secured Funded Debt” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ ‘Senior Secured Funded Debt’ means all Funded Debt other than Subordinated Debt and the Senior Unsecured Debt.  Furthermore, Senior Secured Funded Debt will include letters of credit for landfills with remaining permitted lives expiring prior to the Termination Date.”

h. The definition of “Termination Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ ‘Termination Date’ means with respect to the Aggregate Revolving Credit Commitments, the earlier of (a) January 31, 2014, and (b) the date that the Aggregate Revolving Credit Commitments are sooner terminated pursuant to Section 2.03(b) or 10.02 and the Revolving Credit Loans are prepaid in full pursuant to Section 2.08.”

i. Paragraph (b) of Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)           The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Revolving Credit Commitments at any time, or from time to time, upon not less than three Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof) and accompanied by the payment of the Revolving Credit Facility Fee, if any, accrued and unpaid to the date of such reduction.  Each such reduction shall be irrevocable and effective only upon receipt by the Administrative Agent.”

j. Paragraph (a) of Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)            Revolving Credit Facility Fee.  From the Twelfth Amendment Effective Date to the Termination Date, the Borrower shall pay to the Agent for distribution to the Lenders pro-rata in accordance with their respective Percentage Share, a Revolving Credit Facility Fee quarterly in arrears commencing August 1, 2010, and on each of the Quarterly Dates thereafter (in respect of the prior three months or any portion thereof). The Revolving Credit Facility Fee payable to each Lender, excluding any Impaired Lender(s), shall be determined by multiplying the Facility Fee percentage set forth in the Applicable Margin pricing grid times the Aggregate Revolving Credit Commitment then in effect (whether used or unused).  The Revolving Credit Facility Fee shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual number of days elapsed. Whenever any payment of the Revolving Credit Facility Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of such payment, Agent shall make prompt payment to each Lender (excluding any Impaired Lender(s)) of its share of the Revolving Credit Facility Fee based upon its respective Percentage Share. It is expressly understood that the Revolving Credit Facility Fees described in this Section are not refundable.”

k. The following section 8.10 is hereby added to the Credit Agreement immediately following the existing Section 8.09:

“Section 8.10                                Books, Records, Inspections, Audits, etc.  Borrower will permit, upon reasonable prior notice by Agent to any authorized officer of Borrower, officers and designated representatives of the Agent to visit and inspect properties or assets of Borrower and to examine the books and records of account of Borrower and to discuss the affairs, finances and accounts of Borrower with their officers and independent accountants, all at such times and intervals as the Agent may reasonably request, including, without limitation (i) such audits of Accounts, in form and content satisfactory to Agent in its sole discretion, as Agent may require from time to time, and (ii) such appraisals and/or valuations of Borrower’s equipment, inventory, other property and/or collateral, in form and content satisfactory to Agent in its sole discretion, as Agent may require from time to time, such audits and appraisals shall occur no more than once annually, at Borrower’s expense, provided no Event of Default exists or is continuing.  If an Event of Default exists and is continuing all audits and appraisals shall be at Agent’s discretion and all such audits and appraisals shall be at Borrower’s expense.”

l. The following Section 8.11 is hereby added to the Credit Agreement immediately following existing Section 8.10:

“Section 8.11                                OFAC Requirements.  The Borrower will, and will cause each Subsidiary to, (i) continue to be a Person whose property or interests in property is not blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, or Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Order”), (ii) not engage in the transactions prohibited by Section of that Order or become associated with Persons such that a violation of Section 2 of the Order would arise, and (iii) not become a Person on the list of Specially Designated National and Blocked Persons, or (iv) otherwise not become subject to the limitation of any OFAC regulation or executive order.”

m. Section 9.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 9.17                                Sale of Properties.  The Borrower will not, and will not permit any Subsidiary to, sell, assign, convey or otherwise transfer any Property or any interest in any Property (a "Transfer"), except for (i) any Transfers in the ordinary course of business to the extent that within 180 days of such Transfer, either (a) such Property is exchanged for credit against the purchase price of similar replacement Property or (b) the proceeds of such Transfer are applied to the purchase price of such replacement Property; (ii) intercompany Transfers between and among Borrower and its Subsidiaries; (iii) other sales of Property (other than Transfers described in clause (iv)) where the aggregate sales price therefor does not exceed $7,500,000 in the aggregate in any fiscal year; (iv) Transfers of Non Core Assets to the extent the aggregate sales price therefor does not exceed $7,500,000 in the aggregate at any time beginning on the Closing Date.  Each Transfer shall be for fair value.”

n. Section 12.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 12.6                                USA Patriot Act Notice.  Pursuant to Section 326 of the USA Patriot Act, the Agent and the Lenders hereby notify the Borrower that if it or any of its Subsidiaries open an account, including any loan, deposit account, treasury management account, or other extension of credit with Agent or any Lender, the Agent or the applicable Lender will request the applicable Person’s name, tax identification number, business address and other information necessary to identify such Person (and may request such Person’s organizational documents or other identifying documents) to the extent necessary for the Agent and the applicable Lender to comply with the USA Patriot Act.”

o. Annex I to the Credit agreement is hereby deleted and replaced with Annex I attached as Exhibit “A” hereto.

p. Schedule 7.14 to the Credit Agreement is hereby deleted and replaced with Schedule 7.14 attached hereto.

3. Representations and Warranties.  The Borrower represents, warrants, and agrees that:

a. This Amendment may be executed in as many counterparts as Agent, the Lenders and the Borrower deem convenient, and shall become effective upon (i) delivery to Agent and the Lenders of all executed counterparts hereof; and (ii) delivery to Agent and the Lenders, in form and substance satisfactory to Agent, of each of the documents and instruments listed on the Checklist attached as Exhibit “B” hereto.

b. Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.

c. When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

d. There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument.

e. The Certificate of Incorporation, Amended and Restated Bylaws and Resolution and Incumbency Certificate of the Borrower delivered to Agent in connection with the Credit Agreement on or about July 5, 2006, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect; provided however that the Amended and Restated Bylaws have been amended and restated by the Second Amended and Restated Bylaws of the Borrower dated as of June 18, 2007.

4. Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

5. Other Modification.  In executing this Amendment, the Borrower is not relying on any promise or commitment of Agent or the Lenders that is not in writing signed by Agent and the Lenders.

6. Acknowledgment and Consent of Guarantors.  By signing below, each of the Guarantors acknowledges and consents to the execution, delivery and performance of this Amendment.

7. Fees.  The Borrower shall pay to Agent, for distribution to the Lenders, as applicable, all fees previously agreed to by Borrower and required by the Lenders including, but not limited to, all fees as set forth in the Fee Letter from Agent to the Borrower dated as of June 1, 2010, in the manner and on the dates specified therein.

8. Expenses.  Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.

9. Refinance of Existing Loans; Outstanding Fees and Break-Funding Costs.  The Borrower and Lenders party to the Credit Agreement prior to the Twelfth Amendment Effective Date (“Existing Lenders”) agree that, on the Twelfth Amendment Effective Date, all existing Loans and any Existing Lender’s participations in Letters of Credit and Swing Line Loans under the Credit Agreement shall be repaid in full and refinanced with new Loans and participations in Letters of Credit and Swing Line Loans from the Lenders in accordance with such Lender’s Percentage Share as of the Twelfth Amendment Effective Date (the “Refinancing”).  In addition, on the Twelfth Amendment Effective Date, the Borrower agrees to pay to Agent, for pro-rata distribution to the Existing Lenders, in accordance with their respective Percentage Share, (a) all unpaid fees and expenses due and owing under the Credit Agreement, and (b) all break-funding costs required under Section 5.04 of the Credit Agreement that result from the Refinancing as set forth on Annex II attached as Exhibit “C” hereto.  Notwithstanding anything to the contrary in the Credit Agreement, the Borrower and Lenders agree that the initial Interest Period for the Loans disbursed in connection with the Refinancing will commence on the Twelfth Amendment Effective Date.

10. New Lenders.  By signing below, each of Regions Bank, CoBank, ACB, and Branch and Banking Trust Company represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) from and after the Twelfth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the rights and obligations of a Lender thereunder, (c) it has received a copy of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (d) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

11. Departing Lenders.  By signing below, subject to payment in full of all outstanding Loans, interest accrued thereon and fees owed to each of Wells Fargo Bank, National Association and Mercantil CommerceBank, NA (the “Departing Lenders”) under the Credit Agreement on the Twelfth Amendment Effective Date, each Departing Lender acknowledges that it will cease to be a Lender under the Credit Agreement and all of its rights thereunder and under the Loan Documents shall be terminated.  In consideration of the Departing Lenders’ consent to the this Amendment, the Borrower acknowledges and agrees that the representations and warranties (as of the dates made and deemed made) and the indemnities of the Borrower set forth in the Credit Agreement and the Loan Documents to or for the benefit of the Departing Lenders shall, in each case, survive the execution and delivery of this Amendment and the Borrower, Issuing  Bank, the Swingline Lender and the Agent agree that the Departing Lenders shall have no obligations under or with respect to the Credit Agreement as amended by this Amendment.

[Signature Page Follows]

This Twelfth Amendment to the Revolving Credit Agreement is executed and delivered on the Effective Date.

COMERICA BANK, as, Administrative Agent,
Co-Lead Arranger, Joint Book Runner, Collateral Agent,
and a Lender

By:           /s/ Michael R. Schmidt
Michael R. Schmidt
Its:           Vice President

COMPASS BANK, as Documentation Agent, Co-
Lead Arranger, Joint Book Runner, and a Lender

By:           /s/ Frank Carvelli
Frank Carvelli
Its:           Vice President

REGIONS BANK, as Syndication Agent,
and a Lender

By:           /s/ William Brown
William Brown
Its:           Vice President

COMPASS BANK, as successor in interest to
Guaranty Bank, as a Lender

By:           /s/ Frank Carvelli
Frank Carvelli
Its:           Vice President

BANK OF TEXAS, N.A.,
as a Lender

By:           /s/ Jeremy Jackson
Jeremy Jackson
Its:           Vice President

ALLIED IRISH BANKS, plc,
as a Lender

By:           /s/ David Smith
David Smith
Its:           Assistant Vice President

By:           /s/ Eanna P. Mulkere
Eanna P. Mulkere
Its:           Assistant Vice President

UNION BANK, N.A.,
as a Lender

By:           /s/ Stephen W. Dunne
 Stephen W. Dunne
Its:           Vice President

CoBANK, ACB,
as a Lender

By:           /s/ Bryan Ervin
 Bryan Ervin
Its:           Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:           /s/ Cory Boyte
Cory Boyte
Its:           Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Stephen J. Corcoran
Stephen J. Corcoran
Its:           Senior Vice President

MERCANTIL COMMERCEBANK, NA,
as a Departing Lender

By:           /s/ Brian Hanley
Brian Hanley
Its:           Vice President

By:           /s/ Michael Londono
Michael Londono
Its:           Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Departing Lender

By:           /s/ Tim Gebauer
Tim Gebauer
Its:           Assistant Vice President

WCA WASTE CORPORATION, as Borrower

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA HOLDINGS CORPORATION, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA WASTE SYSTEMS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF ALABAMA, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA SHILOH LANDFILL, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF KANSAS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF TENNESSEE, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Signatures Continue on the Following Page]

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA OF FLORIDA, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF CENTRAL FLORIDA, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

TRANSIT WASTE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF MISSOURI, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

EAGLE RIDGE LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA TEXAS MANAGEMENT GENERAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF TEXAS, L.P., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

TEXAS ENVIRONMENTAL WASTE SERVICES, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA MANAGEMENT LIMITED, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA MANAGEMENT GENERAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA MANAGEMENT COMPANY, LP, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF NORTH CAROLINA, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

MATERIAL RECOVERY, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA WAKE TRANSFER STATION, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF HIGH POINT, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

MATERIAL RECLAMATION, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

BURNT POPLAR TRANSFER, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA CAPITAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF ARKANSAS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

TRANSLIFT, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA OF ST. LUCIE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF OKLAHOMA, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

AMERICAN WASTE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

N.E. LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

PAULS VALLEY LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

SOONER WASTE, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

RUFFINO HILLS TRANSFER STATION, LP

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

FORT BEND REGIONAL LANDFILL, LP

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF MASSACHUSETTS, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF OHIO, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

CHAMPION CITY RECOVERY, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

BOXER REALTY REDEVELOPMENT, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

SUNNY FARMS LANDFILL, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

NEW AMSTERDAM & SENECA RAILROAD COMPANY, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

SCHEDULE 7.14

SUBSIDIARIES

Subsidiary	Chief Executive Office	Principal Location	Tax Identification Number
WCA Holdings Corporation	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	76-0660482
WCA Waste Systems, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	76-0656675
Waste Corporation of Arkansas, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	Rolling Meadows Landfill RT. 1 Box 160X Hamric Rd. Hazen, Arkansas 72064	76-0657709
Waste Corporation of Kansas, Inc. (formerly Oak Grove Landfill, Inc.)	One Riverway, Suite 1400 Houston, Texas 77056	1150 East 700 Avenue Arcadia, Kansas 66711	48-1186595
Waste Corporation of Missouri, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	2120 W. Bennett Street Springfield, Missouri 65807	76-0657707
Waste Corporation of Texas, L.P.	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	90-0131947
WCA Capital, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	76-0700077
WCA of Alabama, L.L.C.	One Riverway, Suite 1400 Houston, Texas 77056	13737 Plant Road Alpine, Alabama 35014	76-0660477
Waste Corporation of Tennessee, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	1550 Lamons Quarry Road Knoxville, Tennessee 37932	76-0638022
WCA Texas Management General, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	41-2053150
WCA Management Limited, Inc.	13737 Plant Road Alpine, Alabama 35014	13737 Plant Road Alpine, Alabama 35014	76-0700074
WCA Management Company, L.P.	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	76-0700073
WCA Management General, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	76-0700075
WCA Shiloh Landfill, L.L.C.	One Riverway, Suite 1400 Houston, Texas 77056	223 Rock Quarry Road Traveler’s Rest, SC 29690	76-0616242
Translift, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	71-0713147
Texas Environmental Waste Services LLC	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	20-2413292
Eagle Ridge Landfill, LLC	One Riverway, Suite 1400 Houston, Texas 77056	13100 Hwy V Bowling Green, Missouri 63334	34-1936216
Transit Waste, L.L.C.	One Riverway, Suite 1400 Houston, Texas 77056	203 Idaho Street, Bloomfield, New Mexico 84713	84-1346896
WCA of North Carolina, L.L.C..	One Riverway, Suite 1400 Houston, Texas 77056	421 Raleigh View Road Raleigh, North Carolina 27610	20-2584498
WCA Wake Transfer Station, LLC	One Riverway, Suite 1400 Houston, Texas 77056	9220 Durant Road Raleigh, North Carolina 27616	13-4244660
WCA of High Point, LLC	One Riverway, Suite 1400 Houston, Texas 77056	5830 Riverdale Drive Jamestown, North Carolina 27282	56-2253463
Material Reclamation, LLC	One Riverway, Suite 1400 Houston, Texas 77056	421 Raleigh View Road Raleigh, North Carolina 27610	56-2216174
Material Recovery, LLC	One Riverway, Suite 1400 Houston, Texas 77056	2600 Brownfield Road Raleigh, North Carolina 27610	56-2216193
WCA of Florida, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	8001 Fruitville Road Sarasota, Florida 34240	20-5449795
WCA of Central Florida, Inc.	One Riverway, Suite 1400 Houston, Texas 77056	3400 U.S. Highway 17 North Ft. Meade, Florida 33841	20-3753650
Transit Waste, L.L.C.	One Riverway, Suite 1400 Houston, Texas 77056	203 Idaho Street Bloomfield, New Mexico 87413	84-1346896
WCA of St. Lucie, LLC	One Riverway, Suite 1400 Houston, Texas 77056	9901 Rangeline Road Port St. Lucie, Florida 34945	20-5936877
WCA of Oklahoma, LLC	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	20-5936831
American Waste, LLC	One Riverway, Suite 1400 Houston, Texas 77056	1001 South Rockwell Ave. Oklahoma City, Oklahoma 77056	73-1365585
Pauls Valley Landfill, LLC	One Riverway, Suite 1400 Houston, Texas 77056	1001 South Rockwell Ave. Oklahoma City, Oklahoma 77056	76-0811004
N. E. Land Fill, LLC	One Riverway, Suite 1400 Houston, Texas 77056	1001 South Rockwell Ave. Oklahoma City, Oklahoma 77056	73-1491332
Sooner Waste, LLC	One Riverway, Suite 1400 Houston, Texas 77056	1001 South Rockwell Ave. Oklahoma City, Oklahoma 77056	01-0646893
Ruffino Hills Transfer Station, LP	One Riverway, Suite 1400 Houston, Texas 77056	9720 Ruffino Road Houston, Texas 77031	56 -2454554
Fort Bend Regional Landfill, LP	One Riverway, Suite 1400 Houston, Texas 77056	14115 Davis Estates Road Needville, Texas 77461	56 -2454559
Burnt Poplar Transfer, LLC	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	27-2882998
WCA of Massachusetts, LLC	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	27-1359321
WCA of Ohio, LLC	One Riverway, Suite 1400 Houston, Texas 77056	One Riverway, Suite 1400 Houston, Texas 77056	27-1359422
Champion City Recovery, LLC	One Riverway, Suite 1400 Houston, Texas 77056	138 Wilder Street Brockton, Massachusetts 02301	04-3547737
Boxer Realty Redevelopment, LLC	One Riverway, Suite 1400 Houston, Texas 77056	138 Wilder Street Brockton, Massachusetts 02301	04-3572405
Sunny Farms Landfill, LLC	One Riverway, Suite 1400 Houston, Texas 77056	12500 West County Road 18 Fostoria, Ohio 44830	75-3091833
New Amsterdam & Seneca Railroad Company, LLC	One Riverway, Suite 1400 Houston, Texas 77056	12500 West County Road 18 Fostoria, Ohio 44830	20-4187336

EXHIBIT “A”
ANNEX I

LIST OF PERCENTAGE SHARES AND REVOLVING CREDIT COMMITMENTS

Name of Lender	Revolving Credit Commitments	Percentage Share of Revolving Credit Commitments
Comerica Bank	$40,000,000	20.0%
Compass Bank	$10,000,000	5.0%
Compass Bank, as successor in interest to Guaranty Bank	$25,000,000	12.5%
Regions Bank	$27,500,000	13.75%
Bank of Texas, N.A.	$20,000,000	10.0%
Allied Irish Banks, plc	$17,500,000	8.75%
Union Bank, N.A.	$15,000,000	7.5%
CoBank, ACB	$17,500,000	8.75%
Branch Banking and Trust Company	$17,500,000	8.75%
Webster Bank, National Association	$10,000,000	5.0%
TOTAL	$200,000,000.00	100.00%

EXHIBIT “B”
CHECKLIST

1.	Twelfth Amendment to Revolving Credit Agreement
2.      $40,000,000 Revolving Credit Note – Comerica Bank
3.      $10,000,000 Revolving Credit Note – Compass Bank
4.      $25,000,000 Revolving Credit Note – Compass Bank (as successor in interest to Guaranty Bank)
5.      $27,500,000 Revolving Credit Note – Regions Bank
6.      $20,000,000 Revolving Credit Note – Bank of Texas, N.A.
7.      $17,500,000 Revolving Credit Note – Allied Irish Banks, plc
8.      $15,000,000 Revolving Credit Note – Union Bank, N.A.
9.      $17,500,000 Revolving Credit Note – CoBank, ACB
10.      $17,500,000 Revolving Credit Note – Branch and Banking Trust Company
11.      $10,000,000 Revolving Credit Note – Webster Bank, National Association
12.      Flood Insurance Policies
(a)      2120 W. Bennett, Springfield, MO
(b)      24661 Oak Grove, Sedalia, MO
(c)      Martin Rd.., Huntsville, AL
13.      Payment of Agent’s and Lender’s Fees and Expenses
14.      Payment of Agent’s Legal Fees to Miller, Canfield, Paddock and Stone, P.L.C.